MUNIYIELD
                                                              NEW YORK
                                                              INSURED
                                                              FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1999

MuniYield New York Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the six months ended April 30, 1999, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.453 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 5.94%, based on a month-end per share net asset value of $15.37. Over the same period, the total investment return on the Fund's Common Stock was +1.36%, based on a change in per share net asset value from $16.26 to $15.37, and assuming reinvestment of $0.552 per share ordinary income dividends and $0.561 per share capital gains distributions.

For the six-month period ended April 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 4.19% for Series A and 4.36% for Series B.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

In general, we have continuously managed MuniYield New York Insured Fund, Inc. with a focus on seeking to enhance current income. As a result of this strategy, during the six months ended April 30, 1999, the Fund had

MuniYield New York Insured Fund, Inc.                             April 30, 1999

an above-industry average yield, largely stemming from its advantage of being one of the more mature leveraged New York tax-exempt portfolios.

During the last six months, we made an effort to balance the Fund's high-coupon structure with bond holdings that are more sensitive to interest rate moves. We believe these additions may provide greater total return potential if interest rates resume their decline later this year.

We began extending the portfolio's average call protection in order to seek to secure the Fund's income stream. The Fund's portfolio included a significant position in securities with call features that may be exercised within the next three years-four years. A growing Federal budget surplus, a corresponding reduction of Treasury bond issuance and historically low inflationary expectations have given us confidence that debt securities should be well supported going forward. Also, as the New York municipal calendar of new issuance subsides, the technical position of the municipal market is likely to improve, possibly leading to significant price appreciation. New York municipal bonds are currently at historically attractive yield spreads relative to their taxable counterparts. Therefore, we believe a more aggressive position is warranted within the Fund's portfolio mix. It should be noted that this strategy does not mean a lowering of credit quality. With the inordinately tight credit quality spreads, we are still underutilizing the Fund's ability to invest in uninsured securities, with more than 90% of the Fund's net assets insured and rated AAA by at least one of the major rating agencies as of April 30, 1999.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current interest rate levels of 3.375% and 3.50% reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

June 1, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield New York Insured Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

MuniYield New York Insured Fund, Inc.                             April 30, 1999

PROXY RESULTS

During the six-month period ended April 30, 1999, MuniYield New York Insured Fund, Inc. Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted     Shares Withheld
                                                                                 For           From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:    James H. Bodurtha                       11,891,715          254,896
                                     Terry K. Glenn                          11,889,673          256,938
                                     Herbert I. London                       11,887,678          258,933
                                     Robert R. Martin                        11,890,406          256,205
                                     Arthur Zeikel                           11,890,335          256,276
-----------------------------------------------------------------------------------------------------------------

                                                                       Shares Voted   Shares Voted   Shares Voted
                                                                            For          Against        Abstain
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                    11,819,642       105,869        221,100
-----------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.    Adjourned      Adjourned      Adjourned
-----------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 1999, MuniYield New York Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted     Shares Withheld
                                                                                 For           From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: James H. Bodurtha, Terry K.
   Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F.
   Perold and Arthur Zeikel as follows:
                                         Series A                               1,660               6
                                         Series B                               1,640               0
-----------------------------------------------------------------------------------------------------------------

                                                                       Shares Voted   Shares Voted   Shares Voted
                                                                            For          Against        Abstain
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                         Series A                          1,661            0             5
                                         Series B                          1,640            0             0
-----------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund as follows:
                                         Series A                         Adjourned      Adjourned     Adjourned
                                         Series B                         Adjourned      Adjourned     Adjourned
-----------------------------------------------------------------------------------------------------------------

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                   Value
Ratings  Ratings  Amount                                   Issue                                        (Note 1a)
=================================================================================================================
New York--100.1%
                           Albany County, New York, Airport Authority, Airport Revenue Bonds:
NR*      Aaa     $ 6,095     RITR, Series RI-7, 7.52% due 12/15/2023 (d)(e)                              $  7,188
AAA      Aaa       4,565     Series B, 4.75% due 12/15/2018 (e)                                             4,368
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,200   Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge
                           System Revenue Bonds, 5.75% due 1/01/2025 (b)                                    8,725
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,000   Long Island Power Authority, New York, Electric System Revenue Bonds,
                           Series A, 5.25% due 12/01/2026 (a)                                              10,142
-----------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      850   Long Island Power Authority, New York, Electric System Revenue Bonds,
                           VRDN, Sub-Series 7, 4.10% due 4/01/2025 (b)(c)                                     850
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Metropolitan Transportation Authority, New York, Commuter Facilities
                           Revenue Bonds, Series C-1, 5.375% due 7/01/2027 (f)                              2,576
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,680   Metropolitan Transportation Authority, New York, Commuter Facilities
                           Revenue Refunding Bonds, Series B, 4.75% due 7/01/2026 (f)                       4,401
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       7,370   Metropolitan Transportation Authority, New York, Transportation
                           Facilities Revenue Refunding Bonds, Series A, 4.75% due 7/01/2024 (b)            6,946
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   Nassau County, New York, GO (General Improvement), Series V, 5.25%
                           due 3/01/2011 (a)                                                                5,250
-----------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, Refunding:
A-       A3        3,870     Series B, 6.375% due 8/15/2012                                                 4,281
AAA      Aaa       2,500     Series D, 5.25% due 8/01/2021 (b)                                              2,533
-----------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      400   New York City, New York, GO, VRDN, Series B-2, Sub-Series B-5, 4.10%
                           due 8/15/2011 (b)(c)                                                               400
-----------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and
                           Sewer System Revenue Bonds, Series B (b):
AAA      Aaa      22,500     5.75% due 6/15/2026                                                           24,161
AAA      Aaa       5,000     5.50% due 6/15/2027                                                            5,222
-----------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and
                           Sewer System Revenue Refunding Bonds:
AAA      Aaa       1,000     Series A, 5.375% due 6/15/2026 (e)                                             1,025
AAA      Aaa      10,000     Series B, 5.25% due 6/15/2029 (a)                                             10,122
-----------------------------------------------------------------------------------------------------------------
NR*      Aaa      14,585   New York City, New York, RITR, Series 33, 6.24% due 8/01/2027 (b)(d)            15,442
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
FLOATS   Floating Rate Securities
GO       General Obligation Bonds
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes

MuniYield New York Insured Fund, Inc.                             April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                   Value
Ratings  Ratings  Amount                                   Issue                                        (Note 1a)
=================================================================================================================
New York (continued)
AAA      Aaa     $10,385   New York City, New York, Transitional Finance Authority Revenue
                           Bonds, Future Tax Secured, Series B, 4.75% due 11/15/2023 (f)                 $  9,810
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,750   New York State Dormitory Authority, Lease Revenue Bonds (Municipal
                           Health Facilities Improvement Program), Series 1, 4.75% due 1/15/2029 (e)        8,195
-----------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
AAA      Aaa       4,000     (City University System), Third Resolution, Series 1, 6.25% due
                             7/01/2004 (a)(g)                                                               4,510
AAA      Aaa       2,000     (Ithaca College), 5.25% due 7/01/2026 (a)                                      2,027
AAA      Aaa       2,000     (New School Social Research), 5.75% due 7/01/2026 (b)                          2,153
AAA      Aaa       6,000     (Siena College), 5.75% due 7/01/2026 (b)                                       6,460
-----------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Refunding Bonds:
AAA      Aaa       4,400     (City University System), Series C, 7.50% due 7/01/2010 (f)                    5,408
AAA      Aaa       4,980     (City University System), Series C, 7% due 7/01/2014 (f)                       5,271
AAA      NR*       4,250     (Hospital Mortgage--United Health Services Hospitals), 5.375% due
                             8/01/2027 (a)(h)                                                               4,356
AAA      Aaa      10,000     (North Shore University Hospital), 5.25% due 11/01/2019 (b)                   10,095
AAA      Aaa       5,850     (Saint Joseph's Hospital Health Center), 5.25% due 7/01/2018 (b)               5,909
AAA      Aaa      13,360     (State University Educational Facilities), Series A, 4.75% due
                             5/15/2025 (b)                                                                 12,580
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,250   New York State Energy Research and Development Authority, Gas
                           Facilities Revenue Bonds (Brooklyn Union Gas Company), AMT, Series B,
                           6.75% due 2/01/2024 (b)                                                         11,159
-----------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, PCR,
                           Refunding (c):
A1+      VMIG1+    1,200     (New York State Electric and Gas), VRDN, Series D, 4.20% due
                             10/01/2029                                                                     1,200
NR*      P1        4,900     (Niagara Mohawk Corporation Project), FLOATS, Series A, 4.20% due
                             3/01/2027                                                                      4,900
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,975   New York State Environmental Facilities Corporation, Special
                           Obligation Revenue Refunding Bonds (Riverbank State Park), 5.50% due
                           4/01/2016 (a)                                                                    3,130
-----------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities, Finance Agency Revenue Bonds:
AAA      Aaa       2,680     (Health Center Project--Second Mortgage), Series A, 6.375% due
                             11/15/2019 (a)                                                                 3,053
AAA      Aaa       1,865     (Long-Term Health Care), Series B, 6.45% due 11/01/2014 (e)                    2,024
AAA      Aaa       1,000     (Long-Term Health Care--Insured Program), Series D, 6.50% due
                             11/01/2015 (e)                                                                 1,096
AAA      Aaa       1,000     (New York Hospital Mortgage), Series A, 6.75% due 2/15/2005 (a)(g)(h)          1,156
AAA      Aaa       7,250     (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(g)(h)          8,397
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,000   New York State Medical Care Facilities, Finance Agency Revenue
                           Refunding Bonds (Hospital and Nursing Home), Series C, 6.375% due
                           8/15/2029 (b)                                                                   10,891
-----------------------------------------------------------------------------------------------------------------
NR*      NR*       7,900   New York State Mortgage Agency Revenue Bonds, RITR, Series 24, 7.07%
                           due 10/01/2028 (d)                                                               8,895
-----------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      800   New York State Thruway Authority, General Revenue Bonds, VRDN, 4.20%
                           due 1/01/2024 (c)(f)                                                               800
-----------------------------------------------------------------------------------------------------------------
                           New York State Thruway Authority, Highway and Bridge Trust Fund
                           Revenue Bonds, Series B (f)(g):
AAA      Aaa       3,000     6% due 4/01/2004                                                               3,335
AAA      Aaa       8,000     6.25% due 4/01/2004                                                            8,982
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       6,500   New York State Urban Development Corporation, Revenue Refunding Bonds
                           (Correctional Capital Project), Series A, 5.25% due 1/01/2021 (e)                6,561
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,180   Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                           AMT, 97th Series, 6.50% due 7/15/2019 (f)                                        2,414
-----------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,700   Syracuse, New York, COP (Syracuse Hancock International Airport),
                           AMT, 6.50% due 1/01/2017 (f)                                                     6,140
-----------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund, Inc.                             April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                   Value
Ratings  Ratings  Amount                                   Issue                                        (Note 1a)
=================================================================================================================
New York (concluded)
AAA      Aaa     $ 3,000   Syracuse, New York, GO, Refunding, Series B, 5.25% due 10/01/2014 (e)         $  3,115
-----------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      500   Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal-
                           Syracuse University Project), VRDN, 4.20% due 3/01/2023 (c)                        500
-----------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$266,195)--100.1%                                                                278,154

Liabilities in Excess of Other Assets--(0.1%)                                                                (143)
                                                                                                         --------
Net Assets--100.0%                                                                                       $278,011
                                                                                                         ========
-----------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(e)   FSA Insured.
(f)   FGIC Insured.
(g)   Prerefunded.
(h)   FHA Insured.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.

See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999

Assets:         Investments, at value (identified cost--$266,194,870) (Note 1a) ..........                  $278,154,486
                Cash .....................................................................                        23,465
                Interest receivable ......................................................                     4,933,029
                Prepaid expenses and other assets ........................................                        14,053
                                                                                                            ------------
                Total assets .............................................................                   283,125,033
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
Liabilities:    Payables:
                  Securities purchased ...................................................   $  4,949,109
                  Investment adviser (Note 2) ............................................        122,104
                  Dividends to shareholders (Note 1e) ....................................         26,656      5,097,869
                                                                                             ------------
                Accrued expenses and other liabilities ...................................                        16,072
                                                                                                            ------------
                Total liabilities ........................................................                     5,113,941
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets ...............................................................                  $278,011,092
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.05 per share (3,400 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference) ....                  $ 85,000,000
                  Common Stock, par value $.10 per share (12,560,647 shares issued
                  and outstanding) .......................................................   $  1,256,065
                Paid-in capital in excess of par .........................................    176,066,384
                Undistributed investment income--net .....................................      3,215,494
                Undistributed realized capital gains on investments--net .................        513,533
                Unrealized appreciation on investments--net ..............................     11,959,616
                                                                                             ------------
                Total--Equivalent to $15.37 net asset value per share of Common Stock
                (market price--$15.9375) .................................................                   193,011,092
                                                                                                            ------------
                Total capital ............................................................                  $278,011,092
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

Statement of Operations

                                                                                         For the Six Months Ended
                                                                                                   April 30, 1999
-----------------------------------------------------------------------------------------------------------------
Investment Income       Interest and amortization of premium and discount earned ....                 $ 7,480,963
(Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees (Note 2) ...........................   $   699,084
                        Commission fees (Note 4) ....................................       103,126
                        Accounting services (Note 2) ................................        38,210
                        Professional fees ...........................................        34,807
                        Transfer agent fees .........................................        29,056
                        Printing and shareholder reports ............................        12,103
                        Listing fees ................................................        11,951
                        Custodian fees ..............................................        11,336
                        Directors' fees and expenses ................................        11,131
                        Pricing fees ................................................         3,868
                        Other .......................................................        16,656
                                                                                        -----------
                        Total expenses ..............................................                     971,328
                                                                                                      -----------
                        Investment income -- net ....................................                   6,509,635
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
Realized &              Realized gain on investments -- net .........................                   2,518,058
Unrealized Gain         Change in unrealized appreciation on investments -- net .....                  (4,531,153)
(Loss) on                                                                                             -----------
Investments--Net        Net Increase in Net Assets Resulting from Operations ........                 $ 4,496,540
(Notes 1b, 1d & 3):                                                                                   ===========
-----------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

Statements of Changes in Net Assets

                                                                                                  For the Six        For the
                                                                                                 Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                              April 30, 1999    Oct. 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ..................................................   $   6,509,635    $  13,736,659
                     Realized gain on investments--net .......................................       2,518,058        9,533,983
                     Change in unrealized appreciation on investments--net ...................      (4,531,153)      (2,168,441)
                                                                                                 -------------    -------------
                     Net increase in net assets resulting from operations ....................       4,496,540       21,102,201
                                                                                                 -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock ..........................................................      (5,742,676)     (10,960,993)
Shareholders           Preferred Stock .......................................................        (561,816)      (2,353,599)
(Note 1e):           Realized gain on investments--net:
                       Common Stock ..........................................................      (8,008,462)      (2,282,779)
                       Preferred Stock .......................................................      (1,249,908)        (986,221)
                                                                                                 -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders .........................................................     (15,562,862)     (16,583,592)
                                                                                                 -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in reinvestment
Transactions         of dividends and distributions ..........................................       4,494,964        2,957,094
(Note 4):                                                                                        -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets .................................      (6,571,358)       7,475,703
                     Beginning of period .....................................................     284,582,450      277,106,747
                                                                                                 -------------    -------------
                     End of period* ..........................................................   $ 278,011,092    $ 284,582,450
                                                                                                 =============    =============
-------------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ....................................   $   3,215,494    $   3,010,351
                                                                                                 =============    =============
-------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived                 For the Six
from information provided in the financial statements.                    Months Ended           For the Year Ended October 31,
                                                                            April 30,   -------------------------------------------
Increase (Decrease) in Net Asset Value:                                       1999        1998        1997       1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...............   $  16.26    $  15.89    $  15.49   $  15.64    $  14.17
Operating                                                                   --------    --------    --------   --------    --------
Performance:         Investment income--net .............................        .51        1.12        1.15       1.15        1.19
                     Realized and unrealized gain (loss) on
                     investments--net ...................................       (.15)        .61         .48       (.03)       1.58
                                                                            --------    --------    --------   --------    --------
                     Total from investment operations ...................        .36        1.73        1.63       1.12        2.77
                                                                            --------    --------    --------   --------    --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ...........................       (.46)       (.90)       (.91)      (.91)       (.92)
                       Realized gain on investments--net ................       (.65)       (.19)       (.07)        --        (.10)
                       In excess of realized gain on investments--net ...         --          --          --       (.10)         --
                                                                            --------    --------    --------   --------    --------
                     Total dividends and distributions to
                     Common Stock shareholders ..........................      (1.11)      (1.09)       (.98)     (1.01)      (1.02)
                                                                            --------    --------    --------   --------    --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net .........................       (.04)       (.19)       (.23)      (.23)       (.26)
                         Realized gain on investments--net ..............       (.10)       (.08)       (.02)        --        (.02)
                         In excess of realized gain on investments--net..         --          --          --       (.03)         --
                                                                            --------    --------    --------   --------    --------
                     Total effect of Preferred Stock activity ...........       (.14)       (.27)       (.25)      (.26)       (.28)
                                                                            --------    --------    --------   --------    --------
                     Net asset value, end of period .....................   $  15.37    $  16.26    $  15.89   $  15.49    $  15.64
                                                                            ========    ========    ========   ========    ========
                     Market price per share, end of period ..............   $15.9375    $16.3125    $ 15.875   $ 14.875    $ 14.375
                                                                            ========    ========    ========   ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ....................       4.77%+      9.99%      13.79%     10.79%      26.40%
Return:**                                                                   ========    ========    ========   ========    ========
                     Based on net asset value per share .................       1.36%+      9.53%       9.37%      6.04%      18.89%
                                                                            ========    ========    ========   ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...........................................        .69%*       .68%        .70%       .70%        .71%
Net Assets:***                                                              ========    ========    ========   ========    ========
                     Investment income--net .............................       4.65%*      4.91%       5.09%      5.11%       5.42%
                                                                            ========    ========    ========   ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) .....................................   $193,011    $199,582    $192,107   $186,611    $188,354
                                                                            ========    ========    ========   ========    ========
                     Preferred Stock outstanding, end of period
                     (in thousands) .....................................   $ 85,000    $ 85,000    $ 85,000   $ 85,000    $ 85,000
                                                                            ========    ========    ========   ========    ========
                     Portfolio turnover .................................      43.75%      89.76%      81.73%     80.59%      88.17%
                                                                            ========    ========    ========   ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ..........................   $  3,271    $  3,348    $  3,260   $  3,195    $  3,216
                                                                            ========    ========    ========   ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net ...................   $    160    $    695    $    826   $    819    $    935
On Preferred Stock                                                          ========    ========    ========   ========    ========
Outstanding:         Series B--Investment income--net ...................   $    171    $    689    $    837   $    807    $    904
                                                                            ========    ========    ========   ========    ========
-----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Aggregate total investment return.

      See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $121,958,493 and $116,833,422, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments .....................        $2,485,868        $11,959,616
Financial futures contracts ...............            32,190                 --
                                                   ----------        -----------
Total .....................................        $2,518,058        $11,959,616
                                                   ==========        ===========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $11,959,616, of which $12,507,082 related to appreciated securities and $547,466 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $266,194,870.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 increased by 286,353 and 185,859, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were: Series A, 3.25% and Series B, 3.27%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $38,964 as commissions.

5. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071989 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      95.4%
A/A ...............................................................       1.6
Other+ ............................................................       3.1
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

MuniYield New York Insured Fund, Inc.                             April 30, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniYield New York Insured Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MYN

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16159--4/99

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